TF-1
P1, P2 & P3


                       SUPPLEMENT DATED OCTOBER 18, 2007
                      TO THE PROSPECTUS DATED MAY 1, 2007
                                      OF
                   TEMPLETON FOREIGN SECURITIES FUND (FUND)
       A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The "Management' section on page TF-6 of the Fund's Class 1, Class 2 and Class 3 prospectuses is replaced in its entirety with the following:

MANAGEMENT

Templeton Investment Counsel, LLC (Investment Counsel), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on global investments of issuers outside the U.S. The portfolio managers of the team are as follows:

PETER A. NORI CFA(R)*
EXECUTIVE VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH ANALYST

Mr. Nori has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1987. He has primary responsibility for the investments of the Fund. Mr. Nori has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

TINA SADLER CFA(R)*
VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH ANALYST

Ms. Sadler has been a manager of the Fund since 2003, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment, and has been with Franklin Templeton Investments since 1997.

GARY MOTYL CFA(R)*
PRESIDENT

Mr. Motyl has been a manager of the Fund since October 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment, and has been with Franklin Templeton Investments since 1981.

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*CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA
Institute.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Investment Counsel a fee for managing the Fund's assets. For fiscal year ended December 31, 2006, the management fee, before any reduction, was 0.63% of the Fund's average daily net assets. Under an agreement by Investment Counsel to reduce its fee to reflect reduced services resulting from the Fund's investment in the Sweep Money Fund, the Fund paid 0.60% of its average daily net assets to Investment Counsel for its services. This reduction is required by the board of trustees and an SEC exemptive order.

A discussion regarding the basis for the board of trustees' approving the investment management contract of the Fund is available in the Fund's semi-annual report to shareholders for the six-month period ended June 30.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.